SYM SELECT GROWTH FUND
                        a series of Advisors Series Trust


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              Supplement and Shareholder Notice dated July 23, 2003
              to Prospectus and Statement of Additional Information
                        ("SAI") each dated April 30, 2003

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On June 13, 2003,  the Board of Trustees of Advisors  Series Trust (the "Trust")
approved the proposed reorganization of SYM Select Growth Fund (the "Sym Fund"), a series of the Trust, into the Hennessy Focus 30 Fund, a newly organized fund within The Hennessy Mutual Funds, Inc. mutual fund group. Completion of the reorganization is subject to a number of conditions, including approval by the Fund's shareholders. The Trustees have established July 18, 2003 as the record date for the special shareholders meeting to consider the reorganization. A proxy statement/prospectus describing the proposed reorganization of the Fund in greater detail and seeking shareholder approval of the reorganization at a special shareholder meeting will be sent to Fund shareholders of record on that date. Shareholders should read the proxy statement/prospectus carefully before determining whether to approve the reorganization. The reorganization is expected to close in August 2003. If approved by shareholders, all shareholders of the Sym Fund on the reorganization date will become shareholders of the new Hennessy Focus 30 Fund. Shareholders will not be subject to any sales charges as a result of the reorganization and should not experience any adverse tax consequences. Shareholders may continue to redeem their shares up to the date of the reorganization.

The Hennessy Focus 30 Fund will pursue its investment objectives using different strategies than the Sym Fund currently employs. Hennessy Advisors, Inc, the investment adviser to the Hennessy Focus 30 Fund has contractually agreed to cap annual operating expenses for the new fund at 1.45% for at least the first year.




          Please retain this with your Prospectus for future reference.